UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2007

SILVERSTAR HOLDINGS, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	0-27494	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Clarendon House, Church Street, Hamilton, HM CX, Bermuda

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        Silverstar Holdings, Ltd. (the “Company”) and DKR SoundShore Oasis Holding Fund Ltd. (the “Holder”) entered into a Purchase Agreement (the “October 2005 Purchase Agreement”), dated October 21, 2005, pursuant to which the Company issued to the Holder its Variable Rate Secured Convertible Debentures with an aggregate principal amount of $5,000,000, of which $3,600,000 currently remains outstanding (the “October 2005 Debentures”). The Company and the Holder also entered into a Purchase Agreement (the “October 2006 Purchase Agreement, and together with the October 2005 Purchase Agreement, the “Purchase Agreements”), dated October 19, 2006, pursuant to which the Company issued to the Holder its Variable Rate Secured Convertible Debentures with an aggregate principal amount of $1,400,000, of which $1,400,000 currently remains outstanding (the “October 2006 Debentures” and collectively with the October 2005 Debentures, the “Debentures”). Pursuant to the October 2006 Purchase Agreement, the Company entered into a Registration Rights Agreement (the “October 2006 Purchase Agreement”), dated as of the October 19, 2006, with the Holder, pursuant to which the Company agreed to prepare and file with the Securities and Exchange Commission (the “Commission”) within 90 days of the date of the October 2006 Registration Rights Agreement, a shelf registration statement for the purpose of registering for resale 130% of all the shares of common stock, par value $0.01 per share (the “Common Stock”), issuable upon conversion of the October 2006 Debentures and cause such registration statement to become effective under the Securities Act of 1933, as amended (the “Securities Act”), within 150 days of the date of the Registration Rights Agreement (180 days in the event of a full review by the Securities and Exchange Commission (the “Commission”).

        On June 28, 2007, the Company (i) amended and restated each of the October 2005 Debenture (the “October 2005 Amended and Restated Debenture”) and the October 2006 Debenture (the “October 2006 Amended and Restated Debenture, together with the October 2005 Amended and Restated Debenture, the “Amended and Restated Debentures”), and (ii) entered into an amendment and waiver to the Purchase Agreements and the October 2006 Registration Rights Agreement (the “Amended Agreement”). A copy of the Amended and Restated Debentures are attached hereto as Exhibits 4.1 and 4.2 and the Amended Agreement is attached hereto as Exhibit 10.1. As partial consideration for entering into the Amended and Restated Debentures and the Amended Agreement, the Company issued to the Holder a number of shares of Common Stock equal to $250,000 divided by $1.45, or 172,414 shares of Common Stock.

Amended and Restated Debentures

        The maturity date for each of the Amended and Restated Debentures has been extended to April 30, 2010 and the Company’s is no longer obligated to make monthly amortization payments with resepct to the Amended and Restated Debentures.

        The Company may also redeem some or all of the then outstanding Amended and Restated Debentures, in cash, in an amount equal to the sum of (A) for any redemption prior to April 30, 2008, (i) 115% of the outstanding principal amount of the Amended and Restated Debentures or portion thereof being redeemed, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of the Amended and Restated Debentures, or (B) for any redemption after April 30, 2008, the greater of (x) 130% of the outstanding principal amount of the Amended and Restated Debentures or portion thereof being redeemed and (y) the principal amount of the Debentures to be prepaid, plus all other accrued and unpaid interest thereon, divided by the conversion price on (a) the date the notice of a redemption from the Company is delivered or (b) the date the redemption amount is paid is paid in full, whichever is less, multiplied by the daily volume weighted average price of the Common Stock on (c) the date the notice of a redemption from the Company is delivered or otherwise due or (d) the date the redemption amount is paid is paid in full, whichever is greater, plus accrued but unpaid interest and all liquidated damages and other amounts due in respect of the Amended and Restated Debentures.

        At any time, with respect to the October 2005 Amended and Restated Debentures, and at any time following the date that a registration statement registering for resale 130% of all the shares of Common Stock issuable upon conversion of the October 2006 Amended and Restated Debenture is declared effective, with resepct to the October 2006 Amended and Restated Debenture, the daily volume weighted average price of the Common Stock for the 30 consecutive trading days exceeds $3.48, the Company may cause the Holder to convert all or part of the then outstanding principal amount of the Amended and Restated Debentures plus, if applicable, accrued but unpaid interest, liquidated damages and other amounts owing to the Holder under the Amended and Restated Debentures.

Amended Agreements

        The definition of the Debentures was amended in each Purchase Agreement to reflect the fact that the maturity date of the Debentures was extended to April 30, 2010.

        Additionally, the definitions of “Filing Date” and “Effectiveness Date” in the October 2006 Registration Rights Agreement have been amended to provide that the Company is required to file a registration statement registering 130% of the outstanding principal amount of the October 2006 Amended and Restated Debenture by the earlier of (i) November 1, 2007 or (ii) the trading day immediately following the date that a registration statement registering the resale of the shares of common stock and the shares of common stock underlying the warrants issued by the Company in its June 2007 private placement is initially declared effective by the Commission and that such registration statement must be declared effective by the 90th calendar day (120th calendar day in the event of a full review by the Commission) following the earlier of (i) the Filing Date for such registration statement or (ii) the date such registration statement is initially filed with the Commission. If the registration statement is not filed by the Filing Date or declared effective by the Effectiveness Date, then Company shall pay to the holder an amount in cash, as partial liquidated damages, equal to 1.5% of the aggregate purchase price paid by the Holder for the 2006 Debenture, provided that if the Company fails to file the initial Registration Statement on or before the Filing Date for such Registration Statement, the maximum aggregate liquidated damages payable to a Holder shall be $50,000.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by Reference.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

        The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by Reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

                       (d)   Exhibits.

                       4.1.     Amended and Restated Secured Convertible Debenture due April 30, 2010.

                       4.2     Amended and Restated Secures Convertible Debenture due April 20, 2010.

                       10.1   Amendment and Waiver Agreement, dated as of June 28, 2007, by and among the Silverstar Holdings, Ltd. and each of the investors signatory thereto.

SIGNATURES

        Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2007	SILVERSTAR HOLDINGS, LTD.

By: /s/ Clive Kabatznik
Name: Clive Kabatznik
Title: Chief Executive Officer